EXHIBIT 4.1

                           INTERPRO MANAGEMENT CORP.

                 ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA

 NUMBER                         COMMON STOCK                          SHARES
IMC00000                                                           ***000,000***
                         100,000,000 Authorized Shares
                                $0.001 Par Value

                                                                CUSIP 460631 104

THIS CERTIFIES THAT

          *** SPECIMEN CERTIFICATE ONLY - NOT A VALID CERTIFICATE ***


IS THE RECORD HOLDER OF

                                  *** ZERO ***
                            Shares of Common Stock of

                           INTERPRO MANAGEMENT CORP.

transferrable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: September 2, 2009


/s/ Mohanad Shurrab                                      /s/ Mohanad Shurrab
     President                                                 Secretary

                                                       INTERPRO MANAGEMENT CORP.
                                                             CORPORATE SEAL
                                                                  NEVADA

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                          COUNTERSIGNED AND REGISTERED

                           FOURTH STOCK TRANSFER, INC.
                               Plano, Texas 75024

                                                            --------------------
                                                            Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common      UNIF GIFT MIN ACT - _______ Custodian ______
TEN ENT - as tenants by the entireties                  (cust)           (Minor)
JT TEN  - as joint tenants with right of            under the Uniform Gifts to
          survivorship and not as tenants (State)   Minors Act____________
          in common                                              State

Additional abbreviations may also be used although not in the above list.

For value received, hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

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------------------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________


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   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                     OR ENLARGEMENT OR ANY CHANGE WHATEVER

*NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.


                    *** FOR MEDALLION GUARANTEE USE ONLY ***